UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2013
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 SEITEL, INC.
(Exact name of Registrant as Specified in its Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	001-10165 (Commission File Number)	76-0025431 (IRS Employer Identification No.)
10811 S. Westview Circle Drive
Building C, Suite 100
Houston, Texas 77043
(Address of Principal Executive Offices)
(713) 881-8900
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The information in this Report, including the exhibit, is being furnished pursuant to Item 2.02 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 2.02 Results of Operations and Financial Condition.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of Seitel, Inc.'s press release, dated November 6, 2013, announcing its financial results for the fiscal quarter ended September 30, 2013.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished with this report.

Exhibit No.	Description
99.1	Press Release of Seitel, Inc. dated November 6, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEITEL, INC.
Date: November 6, 2013	By:	/s/ Robert D. Monson
Robert D. Monson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Seitel, Inc. dated November 6, 2013.